                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 29, 2002



                           PILGRIM'S PRIDE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE              1-9273               75-1285071
  (State or Other Jurisdiction   (Commission          (IRS Employer
       of Incorporation)         File Number)       Identification No.)


               110 SOUTH TEXAS STREET
                   PITTSBURG, TEXAS                        75686-0093
       (Address of Principal Executive Offices)            (ZIP Code)


       Registrant's telephone number, including area code: (903) 855-1000

ITEM 9. REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is certain supplemental historical financial information of Pilgrim's Pride Corporation, including quarterly information regarding net sales by primary market line.


                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

99.1      Supplemental Historical Financial Information



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PILGRIM'S PRIDE CORPORATION


Date: October 29, 2002             By:  /S/ RICHARD A. COGDILL

                                   Richard A. Cogdill
                                   Executive Vice President,
                                   Chief Financial Officer,
                                   Secretary and Treasurer


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